UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): March 5, 2019

NEW FORTRESS ENERGY LLC
(Exact name of registrant as specified in its charter)

Delaware	001-38790	83-1482060
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

111 W. 19th Street, 8th Floor
New York, NY 10011

(Address of principal executive offices)
(Zip Code)

(516) 268-7400
Registrant’s Telephone Number, Including Area Code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in  Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

On March 5, 2019, New Fortress Energy LLC, a Delaware limited liability company (the “Company”), issued a press release announcing that its subsidiary, NFEnergía LLC (“NFEnergía”), entered into a Fuel Sale and Purchase Agreement (the “Agreement”) with the Puerto Rico Electric Power Authority (“PREPA”). A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information furnished in this Item 7.01, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and is not incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 8.01	Other Events.

On March 5, 2019, NFEnergía entered into the Agreement with PREPA, pursuant to which NFEnergía will convert Units 5 and 6 of the San Juan Combined Cycle Power Plant (the “San Juan Power Plant”), which together have a capacity of 440MW, and supply natural gas fuel to the converted units. NFEnergía will convert Units 5 and 6 of the San Juan Power Plant (which currently burn diesel fuel) to be capable of burning natural gas fuel or diesel fuel. From and after completion of the conversion of Units 5 and 6, NFEnergía will supply up to 25 TBtu of natural gas per year, the equivalent of approximately 850,000 gallons of LNG (70,000 MMBtu) per day. The Agreement has an initial natural gas supply term of five years from completion of the conversion and has three separate five-year extensions that are exercisable at PREPA’s option. During the term of the Agreement (including any extensions), NFEnergía will be the exclusive supplier of natural gas for use as fuel at Units 5 and 6 of the San Juan Power Plant. The Agreement has been approved by the Puerto Rico Energy Bureau and the Financial Oversight and Management Board for Puerto Rico.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description
99.1	Press release, dated March 5, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEW FORTRESS ENERGY LLC

	By:	/s/ CHRISTOPHER S. GUINTA
Christopher S. Guinta
Chief Financial Officer

Dated: March 5, 2019